                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1994-B
                                               March, 2000
                                               Payment: April 17, 2000

                                               7.85% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                               Cusip #                 393534AB8
                                               Trust Account #        33-31958-0
                                               Distribution Date: April 17, 2000

                                                                                   Per $1,000
Securitized Net Interest Margin Certificates                                        Original
--------------------------------------------                                       ----------
1.  Amount Available                                            519,574.29
                                                           ---------------
    Pro rata Share of Excess from NIM 94-A                      341,700.38
                                                           ---------------
Interest

2.  Aggregate Interest                                           64,604.57         0.69918366
                                                           ----------------------------------

3.  Amount Applied to:
    (a)         accrued but unpaid Interest

4.  Remaining:
    (a)         accrued but unpaid Interest

5.  Monthly Interest                                             64,604.57
                                                           ---------------

Principal

6.  Current month's principal distribution                      796,670.10         8.62197078
                                                           ----------------------------------

7.  Remaining outstanding principal balance                   9,079,187.61         98.2596062
                                                           ----------------------------------
    Pool Factor                                                 0.09825961
                                                           ---------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                             365,027,462.10**
                                                           ---------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                               952,923.24
                                                           ---------------

10. Weighted average CPR                                            11.33%
                                                           ---------------

11. Weighted average CDR                                             2.32%
                                                           ---------------

12. Annualized net loss percentage                                   1.41%
                                                           ---------------

13. Delinquency              30-59 day                               0.83%
                                                           ---------------
                             60-89 day                               0.19%
                                                           ---------------
                             90+ day                                 0.57%
                                                           ---------------
                             Total 30+                               1.59%
                                                           ---------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/00.

                                                Net Interest Margin Trust 1994-B
                                                March, 2000
                                                Payment: April 17, 2000


                                            Fee Assets
                          -----------------------------------------------------
                             Guarantee        Inside           Fee Asset
                               Fees            Refi              Total
                          -----------------------------------------------------

GTFC 1994-1                    113,837.52      18,383.62            132,221.14
GTFC 1994-2                          0.00           0.00                  0.00
GTFC 1994-3                          0.00           0.00                  0.00
GTFC 1994-4                          0.00           0.00                  0.00

                          -----------------------------------------------------
                               113,837.52      18,383.62            132,221.14

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      132,221.14
                                                                 -------------
Subordinated Servicing Fees                                         233,995.82
                                                                 -------------

Payment on Finance 1 Note                                           366,216.96
                                                                 -------------

Allocable to Interest (current)                                           0.00
                                                                 -------------

Allocable to accrued but unpaid Interest                                  0.00
                                                                 -------------

Accrued and unpaid Trustee Fees                                           0.00
                                                                 -------------

Allocable to Principal                                                    0.00
                                                                 -------------

Finance 1 Note Principal Balance                                          0.00
                                                                 -------------

                                                Net Interest Margin Trust 1994-B
                                                March, 2000
                                                Payment: April 17, 2000



                                                        Inside
                            Residual          Refi         Total
                      ------------------------------------------------

GTFC 1994-1                           0.00        0.00           0.00
GTFC 1994-2                      49,689.42   12,718.00      62,407.42
GTFC 1994-3                           0.00   11,592.91      11,592.91
GTFC 1994-4                      67,925.21   11,431.79      79,357.00

                      ------------------------------------------------
                                117,614.63   35,742.70     153,357.33

                      Total Residual and Inside
                          Refinance Payments               153,357.33
                                                        -------------